SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 3, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                                  0-19122                               95-3640931
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction                 (Commission File Number)                     (I.R.S. Employer
       of Incorporation)                                                                  Identification Number)


             80 S.W. Eighth Street, Suite 2160, Miami, Florida 33130
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On December 3, 2002, Aphton Corporation (the "Company") entered into a placement agency agreement (the "Agreement") with Life Science Group, Inc., as placement agent, in connection with the sale and issuance by the Company of 1,520,000 shares (the "Shares") of the Company's common stock, $0.001 par value. The Shares will be issued pursuant to a Registration Statement on Form S-3 (File No. 333-92058) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Agreement is filed as Exhibit 1.1 hereto.

     On December 3, 2002, the Company sold 1,520,000 shares of registered common stock at $2.375 per share for gross proceeds of $3,610,000. Life Science Group, Inc. acted as placement agent in connection with the transaction. The transaction was priced at a 6.86% discount to the last sale on December 2, 2002. The transaction is scheduled to close on Friday, December 6, 2002.

     The proceeds of the financing will be used for general corporate purposes, including to fund Aphton's on-going clinical trials and operations while Aphton negotiates with one or more strategic partners to structure a worldwide agreement that could provide substantial funds to Aphton, immediate and over time, if and when negotiations are successfully concluded.

     A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state.

     Aphton Corporation is a biopharmaceutical company in one Phase III and three Phase II clinical trials developing products using its innovative vaccine-like technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases worldwide. Aphton has several strategic alliances including strategic alliances with Aventis Pasteur (NYSE: AVE) for treating gastrointestinal system and other cancers with G17DT in North America and Europe; and GlaxoSmithKline (NYSE: GSK) for reproductive system cancer and non-cancer diseases worldwide; and others.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               1.1 Placement Agency Agreement, dated December 3, 2002, between Aphton Corporation and Life Science Group, Inc.

               99.1 Text of Press Release of the Company dated December 3, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      APHTON CORPORATION
                                      (Registrant)

                                      By:  /s/ Frederick W. Jacobs
                                         --------------------------------
                                         Name:  Frederick W. Jacobs
                                         Title: Vice President, Chief Financial
                                                  Officer,  Treasurer and Chief
                                                  Accounting Officer




Dated: December 3, 2002